UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	Commission File Number 000-50300		55-0309927 (IRS Employer Identification No.)

1134 Market Street, Wheeling, WV		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Explanatory Note: This Amendment No. 1 on Form 8-K/A amends and restates, in its entirety, the Current Report on Form 8-K filed today which inadvertently omitted Item 2.02—Results of Operations and Financial Condition.

Item 2.02 Results of Operations and Financial Condition.

     On March 14, 2005, Wheeling-Pittsburgh Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. The full text of the press release, together with related unaudited financial statements, is furnished herewith as Exhibit 99.1

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange ct of 1934, as amended, or otherwise subject to the liabilities of that section, nor be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.
99.1	Press release issued by Wheeling-Pittsburgh Corporation dated March 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2005
WHEELING-PITTSBURGH CORPORATION
	By:	/s/ Paul J. Mooney
Paul J. Mooney
Executive Vice President and Chief Financial Officer